UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2011

IRIS International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	94-2579751
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

9158 Eton Avenue, Chatsworth, CA 91311

(Address of principal executive offices, Zip Code)

(818) 709-1244

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 30, 2011, IRIS International, Inc. (the “Company”) and Continental Stock Transfer & Trust Company (the “Rights Agent”) entered into an Amendment and Termination of Rights Agreement (the “Amendment”) with respect to the Rights Agreement dated as of September 24, 2010 by and between the Company and the Rights Agent (the “Rights Agreement”). The Rights Agreement is described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2010, and such description is incorporated herein by reference.

The Amendment changes the definition of “Final Expiration Date” in the Rights Agreement from September 24, 2020 to November 30, 2011, such that, as of 5:00 p.m. Pacific time on November 30, 2011, the rights to purchase Series A Preferred Stock issued pursuant to the Rights Agreement (the “Rights”) expired and are no longer outstanding and the Rights Agreement terminated. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is set forth as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The information contained in Item 1.01 above is incorporated by reference into this Item 1.02.

Item 3.03	Material Modification to Rights of Security Holders

The information contained in Item 1.01 above is incorporated by reference into this Item 3.03.

After the expiration of the Rights and termination of the Rights Agreement, on December 1, 2011 the Company filed with the Delaware Secretary of State a Certificate of Elimination of Series A Preferred Stock (the “Certificate of Elimination”), which returned the shares that were designated as Series A Preferred Stock to the status of authorized but unissued shares of the preferred stock of the Company, without designation as to series or rights, preferences, privileges or limitations. The foregoing summary of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is set forth as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information contained in the second paragraph of Item 3.03 above is incorporated by reference into this Item 5.03.

On November 28, 2011, the Company’s Board of Directors approved certain amendments to the Company’s Bylaws and the resulting Amended and Restated Bylaws. In particular, the Bylaws were amended to adopt an advance notice bylaw related to stockholder proposals and nominees for election to the Board, to clarify the voting standards for board elections and other business presented for a vote of stockholders, and to make various clarifying revisions (including revisions related to the use of electronic communications, the responsibilities of the office of Secretary, and the conduct of committee meetings). The amendments are effective immediately. The Amended and Restated Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of IRIS International, Inc.

4.1	Amendment and Termination of Rights Agreement by and between IRIS International, Inc. and Continental Stock Transfer & Trust Company dated as of November 30, 2011.

4.2	Certificate of Elimination of Series A Preferred Stock, dated December 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 1, 2011

IRIS International, Inc.

By:	/s/ César García
César García
Chief Executive Officer and President (Duly Authorized Officer and Principal Executive Officer)

Exhibit Index

Exhibit	Description

3.1	Amended and Restated Bylaws of IRIS International, Inc.

4.1	Amendment and Termination of Rights Agreement by and between IRIS International, Inc. and Continental Stock Transfer & Trust Company dated as of November 30, 2011.

4.2	Certificate of Elimination of Series A Preferred Stock, dated December 1, 2011.

5